Short-term borrowings	12 Months Ended
Dec. 31, 2022
Convertible promissory notes [Abstract]
Short-term borrowings
22.	Short-term borrowings

(In thousands)	December 31, 2021	December 31, 2022
Current
Bank borrowings(i)	3,177	2,842
Other borrowings(ii)	—	34
Total	3,177	2,876

Note:

(i)	The Group’s short-term bank borrowings are primarily used for working capital and business development purposes and bear interest rate of 4.00% ~ 5.55% (2021: 1.60% ~ 5.22%) per annum, with a weighted average interest rate of 4.86% (2021: 3.67%) per annum.

Certain bank borrowings are guaranteed by certain of our directors, certain legal representative and certain subsidiary and other company as of December 31, 2021 and 2022.

(ii)	In March 2022, the Company entered into an eleven-month financing agreement with an independent third-party finance lease company amounting to US$194 thousand with equivalent equipment of the Group pledged. The interest rate is 5.6% per annum.